JOHN HANCOCK CURRENT INTEREST JOHN HANCOCK MONEY MARKET FUND Supplement dated January 9, 2009 to the current Class A, B and C Shares Prospectus

This supplement updates the above referenced Prospectus of John Hancock Current Interest (the “Trust”) with respect to John Hancock Money Market Fund (the “Fund”), a series of the Trust, and is in addition to the supplements dated October 8 and December 5, 2008. You may obtain additional copies of the Prospectus, free of charge, by writing or telephoning:

John Hancock Signature Services, Inc. P.O. Box 9510 Portsmouth, NH 03802-9510 1-(800)-225-5291

You should read this Supplement in conjunction with the Prospectus and retain it for your future reference.

Under “Fund Summary,” in the “Investor Costs” section, under the “Expense example” table, the following information has been added:

The adviser, distributor and/or transfer agent have or may voluntarily undertake to reimburse expenses or waive fees to the extent necessary to assist the fund in attempting to maintain a positive yield. There is no guarantee that the fund will maintain a positive yield. That undertaking may be amended or withdrawn at any time.